Dividends	12 Months Ended
Dec. 31, 2025
Dividends
Dividends

17. Dividends

On August 28, 2025, the board of directors approved a cash dividend of US$0.005 per ordinary share, or US$1.00 per ADSs, to holders of ordinary shares and ADSs of record as of the close of business on September 15, 2025. The payment was expected to be made on or around September 30, 2025. The cash dividend policies have expired and the Company paid dividends in a net aggregate amount of US$4.3 million in accordance with the cash dividend policies. Dividends are recognized when declared, and there are no dividends payable as of December 31, 2025.